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Form W-8
(Rev. November 1992)                               CERTIFICATE OF FOREIGN STATUS
Department of the Treasury
Internal Revenue Service
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    NAME OF OWNER (If joint account, also give joint owner's name.)                     U.S. TAXPAYER IDENTIFICATION NUMBER (if any)
E                   (See SPECIFIC INSTRUCTIONS.)
P
Y
T  ---------------------------------------------------------------------------------------------------------------------------------
    PERMANENT ADDRESS (See SPECIFIC INSTRUCTIONS.) (Include apt. or suite no.)
R
O
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T   City, province or state, postal code, and country
N
I
R  ---------------------------------------------------------------------------------------------------------------------------------
P   CURRENT MAILING ADDRESS, if different from permanent address (Include apt. or suite no., or P.O. box if mail is not delivered to street address.)
E
S
A  ---------------------------------------------------------------------------------------------------------------------------------
E   City, town or post office, state, and ZIP code (If foreign address, enter city, province or state, postal code, and country.)
L
P
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List account information            Account number            Account type           Account number            Account Type
here (Optional, see
SPECIFIC INSTRUCTIONS.)
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NOTICE OF CHANGE IN STATUS.--To notify the payer, mortgage interest recipient, broker, or barter exchange that you no longer
qualify for exemption, check here . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    / /
IF YOU CHECK THIS BOX, REPORTING WILL BEGIN ON THE ACCOUNT(S) LISTED.
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        CERTIFICATION.--(Check applicable box(es)). Under penalties of perjury, I certify that:
        / /  For INTEREST PAYMENTS, I am not a U.S. citizen or resident (or I am filing for a foreign corporation, partnership, estate, or trust).

PLEASE  / /  For DIVIDENDS, I am not a U.S. citizen or resident (or I am filing for a foreign corporation, partnership, estate, or
SIGN         trust).
HERE
        / /  For BROKER TRANSACTIONS or BARTER EXCHANGES, I am an exempt foreign person as defined in the instructions below.

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             Signature                                                                       Date
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GENERAL INSTRUCTIONS                          See PUB. 519, U.S. Tax Guide for           remains in effect for three calendar
                                            Aliens, for more information on              years. However, the payer may require
(SECTION REFERENCES ARE TO THE              resident and nonresident alien status.       you to file a new certificate each
INTERNAL REVENUE CODE UNLESS                                                             time a payment is made to you.
OTHERWISE NOTED.)                           NOTE: IF YOU ARE A NONRESIDENT ALIEN
                                            INDIVIDUAL MARRIED TO A U.S. CITIZEN         WHERE TO FILE.--File this form with
PURPOSE                                     OR RESIDENT AND HAVE MADE AN ELECTION        the payer of the qualifying income
                                            UNDER SECTION 6013(G) OR (H), YOU ARE        who is the withholding agent (see
Use Form W-8 or a substitute form           TREATED AS A U.S. RESIDENT AND MAY           WITHHOLDING AGENT on page 2). Keep a
containing a substantially similar          NOT USE FORM W-8.                            copy for your own records.
statement to tell the payer, mortgage
interest recipient, middleman,              EXEMPT FOREIGN PERSON                        BACKUP WITHHOLDING
broker, or barter exchange that you
are a nonresident alien individual,         For purposes of this form, you are an        A U.S. taxpayer identification number
foreign entity, or exempt foreign           "exempt foreign person" for a                or Form W-8 or substitute form must
person not subject to certain U.S.          calendar year in which:                      be given to the payers of certain
information return reporting or                                                          income. If a taxpayer identification
backup withholding rules.                     1. You are a nonresident alien             number or Form W-8 or substitute form
                                            individual or a foreign corporation,         is not provided or the wrong taxpayer
CAUTION: FORM W-8 DOES NOT EXEMPT THE       partnership, estate, or trust,               identification number is provided,
PAYEE FROM THE 30% (OR LOWER TREATY)                                                     these payers may have to withhold 20%
NONRESIDENT WITHHOLDING RATES.                2. You are an individual who has           of each payment or transaction. This
                                            not been, and plans not to be,               is called backup withholding.
NONRESIDENT ALIEN INDIVIDUAL                present in the United States for a
                                            total of 183 days or more during the         NOTE: ON JANUARY 1, 1993, THE BACKUP
For income tax purposes, "nonresident       calendar year, and                           WITHHOLDING RATE INCREASES FROM 20%
alien individual" means an individual                                                    TO 31%.
who is neither a U.S. citizen nor             3. You are neither engaged, nor
resident. Generally, an alien is            plan to be engaged during the year,            Reportable payments subject to
considered to be a U.S. resident if:        in a U.S. trade or business that has         backup withholding rules are:
                                            effectively connected gains from
- The individual was a lawful               transactions with a broker or barter         - Interest payments under section
permanent resident of the United            exchange.                                    6049(a).
States at any time during the
calendar year, that is, the alien             If you do not meet the requirements        - Dividend payments under sections
held an immigrant visa (a "green            of 2 or 3 above, you may instead             6042(a) and 6044.
card"), or                                  certify on FORM 1001, Ownership,
                                            Exemption, or Reduced Rate                   - Other payments (i.e., royalties and
- The individual was physically             Certificate, that your country has a         payments from brokers and barter
present in the United States on:            tax treaty with the United States            exchanges) under sections 6041,
                                            that exempts your transactions from          6041A(a), 6045, 6050A, and 6050N.
  (1) at least 31 days during the           U.S. tax.
calendar year, and                                                                         If backup withholding occurs, an
                                            FILING INSTRUCTIONS                          exempt foreign person who is a
  (2) 183 days or more during the                                                        nonresident alien individual may get
current year and the 2 preceding            WHEN TO FILE.--File Form W-8 or              a refund by filing FORM 1040NR, U.S.
calendar years (counting all the days       substitute form before a payment is          Nonresident Alien Income Tax Return,
of physical presence in the current         made. Otherwise, the payer may have          with the Internal Revenue
year, one-third the number of days of       to withhold and send part of the
presence in the first preceding year,       payment to the Internal Revenue
and only one-sixth of the number of         Service (see BACKUP WITHHOLDING
days in the second preceding year).         below). This certificate generally

                                                                                                                (CONTINUED ON BACK.)
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                                                          CAT. NO. 10230M                                      Form W-8 (Rev. 11-92)

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Form W-8 (Rev. 11-92)                                                                                                  Page 2
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Sevice Center, Philadelphia, PA            See PUB. 515, Withholding of Tax on      substitute form unless your payer
19255, even if filing the return is      Nonresident Aliens and Foreign             requires you to file a separate
not otherwise required.                  Corporations, for REGISTERED               certificate for each account.
                                         OBLIGATIONS TARGETED TO FOREIGN
U.S. TAXPAYER IDENTIFICATION NUMBER      MARKETS and when Form W-8 or                 If you have MORE THAN ONE PAYER,
                                         substitute form is not required on         file a separate From W-8 with each
The Internal Revenue law requires        these payments.                            payer.
that certain income be reported to
the Internal Revenue Service using a       BEARER OBLIGATIONS.--The interest        SIGNATURE.--If only one foreign
U.S. taxpayer Identification number      from bearer obligations targeted to        person owns the account(s) listed on
(TIN). This number can be a social       foreign markets is treated as              this form, that foreign person should
security number assigned to              portfolio interest and is not subject      sign the Form W-8.
individuals by the Social Security       to 30% withholding. Form W-8 or
Administration or an employer            substitute form is not required.             If each owner of a joint account is
identification number assigned to                                                   a foreign person, EACH should sign a
businesses and other entities by the       DIVIDENDS.--Any distribution or          separate Form W-8.
Internal Revenue Service.                payment of dividends by a U.S.
                                         corporation sent to a foreign address      NOTICE OF CHANGE IN STATUS.--If you
  Payments to account holders who are    is subject to the 30% (or lower            become a U.S. citizen or resident
foreign persons (nonresident alien       treaty) withholding rate, but is not       after you have filed Form W-8 or
individuals, foreign corporations,       subject to backup withhholding. Also,      substitute form, or you cease to be
partnerships, estates, or trusts)        there is no backup withholding on          an exempt foreign person, you must
generally are not subject to U.S.        dividend payments made to a foreign        notify the payer in writing within 30
reporting requirements. Also, foreign    person by a foreign corporation.           days of you change in status.
persons are not generally required to    However, the 30% withholding (or
have a TIN, nor are they subject to      lower treaty) rate applies to                To notify the payer, you may check
any backup withholding because they      dividend payments made to a foreign        the box in the space provided on this
do not furnish a TIN to a payer or       person by a foreign corporation if:        form or use the method described by
broker.                                                                             the payer.
                                         -  25% or more of the foreign
  However, foreign persons with          corporation's gross income for the           Reporting will then begin on the
income effectively connected with a      three preceding taxable years was          account(s) listed and backup
trade or business in the United          effectively connected with a U.S.          withholding may also begin unless you
States (Income subject to regular        trade or business, and                     certify to the payer that:
(graduated) income tax), must have a
TIN. To apply for a TIN, use FORM        -  The corporation was not subject to        (1) The U.S. taxpayer
SS-4, Application for Employer           the branch profits tax because of an       identification number you have given
Identification Number, available from    income tax treaty (see section             is correct, AND
local Internal Revenue Service           884(e)).
offices, or FORM SS-5, Application                                                    (2) The Internal Revenue Service
for a Social Security Card, available      If a foreign corporation makes           has not notified you that you are
from local Social Security               payments to another foreign                subject to backup withholding because
Administration offices.                  corporation, the recipient must be a       you failed to report certain income.
                                         qualified resident of its country of
SPECIAL RULES                            residence to benefit from that               You may use FORM W-9, Request for
                                         country's tax treaty.                      Taxpayer Identification Number and
MORTGAGE INTEREST.--For purposes of                                                 Certification, to make these
the reporting rules, mortgage            BROKER OR BARTER EXCHANGES.--Income        certifications.
interest is interest paid on a           from transactions with a broker or
mortgage to a person engaged in a        barter exchanges is subject to               If an account is no longer active,
trade or business originating            reporting rules and backup                 you do not have to notify a payer of
mortgages in the course of that trade    withholding unless Form W-8 or             your change in status unless you also
or business. A mortgage interest         substitute form is filed to notify         have another account with the same
recipient is one who receives            the broker or barter exchange that         payer that is still active.
interest on a mortgage that was          you are an exempt foreign person as
acquired in the course of a trade or     defined on page 1.                         FALSE CERTIFICATE.--If you file a
business.                                                                           false certificate when you are not
                                         SPECIFIC INSTRUCTIONS                      entitled to the exemption from
  Mortgage interest is not subject to                                               withholding or reporting, you may be
backup withholding rules, but is         NAME OF OWNER.--If Form W-8 is being       subject to fines and/or imprisonment
subject to reporting requirements        filed for portfolio interest, enter        under U.S. perjury laws.
under section 6050H. Generally,          the name of the benficial owner.
however, the reporting requirements                                                 INSTRUCTIONS TO WITHHOLDING AGENTS
do not apply if the payer of record      U.S. TAXPAYER IDENTIFICATION
is a nonresident alien individual who    NUMBER.--If you have a U.S. taxpayer       WITHHHOLDING AGENT.--Generally, the
pays interest on a mortgage not          identification number, enter the           person responsible for payment of the
secured by real property in the          number in this space (see the              items discussed above to a
United States. Use Form W-8 or           discussion earlier).                       nonresident alien individual or
substitute form to notify the                                                       foreign entity is the withholding
mortgage interest recipient that the     PERMANENT ADDRESS.--Enter your             agent (see Pub. 515).
payer is a nonresident alien             complete address in the country where
individual.                              you reside permanently for income tax      RETENTION OF STATEMENT.--Keep Form
                                         purposes.                                  W-8 or substitute form in your
PORTFOLIO INTEREST.--Generally,                                                     records for at least four years
portfolio interest paid to a             IF YOU ARE:         SHOW THE               following the end of the last
nonresident alien individual or                              ADDRESS OF:            calendar year during which the
foreign partnership, estate, or trust                                               payement is paid or collected.
is not subject to backup withholding     An individual       Your permanent
rules. However, if interest is paid                          residence              PORTFOLIO INTEREST.--Although
on portfolio investments to a                                                       registered obligations NOT targeted
beneficial owner that is neither a       A partnership       Principal office       to forein markets are not subject to
financial institution nor a member of    or corporation                             30% withholding, you must file FORM
a clearing organization, Form W-8 or                                                1042S, Foreign Person's U.S. Source
substitute form is required.             An estate or trust  Premanent residence    Income Subject to Withholding, to
                                                             or principal office    report the interest payment. Both
  REGISTERED OBLIGATIONS NOT TARGETED                        of any fiduciary       Form 1042S and a copy of Form W-8 or
TO FOREIGN MARKETS qualify as                                                       substitute form must be attached to
portfolio interest not subject to 30%      Also show your current mailing           FORM 1042, Annual Withholding Tax
withholding, but require the filing      address if it differs from your            Return for U.S. Source Income of
of Form W-8 or substitute form. See      permanent address. ACCOUNT                 Foreign Persons.
INSTRUCTIONS TO WITHHOLDING AGENTS on    INFORMATION (OPTIONAL).--If you have
this page for reporting rules.           MORE THAN ONE ACCOUNT (savings,
                                         certificate of deposit, pension, IRA,
                                         etc.) with the same payer, list all
                                         account numbers and types on one Form
                                         W-8 or
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